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                                                                      Exhibit 21

                                 NOVADIGM, INC.

                           SUBSIDIARIES OF REGISTRANT


   Name of Subsidiary                            Country of Incorporation
---------------------------------------------------------------------------
Novadigm Europe, SARL                                    France

Novadigm UK, Limited                                     England

Novadigm Deutschland, GmbH                               Germany